SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Prepaid Expenses And Other Current Assets
Value-added tax receivable	$ 602	$ 3,916
Prepaid income taxes	1,763	2,712
Advances to suppliers	4,000	1,362
Prepaid expenses	1,445	248
Insurance recoveries	4,708
Other current assets	3,827	3,724
Total	$ 16,345	$ 11,962